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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                        ----------------------
                               FORM 8-K

                            Current Report
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934
                      --------------------------

                American Communications Services, Inc.
              -------------------------------------------
        (Exact name of registrant as specified in its charter)

State of Delaware                0-25314          52-1947746
-----------------                ------------     ----------------
(State or other jurisdiction of  (Commission     (I.R.S. Employer
incorporation or organization)   File No.)       Identification No.)

131 National Business Parkway
Annapolis Junction, Maryland                                20701
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(Address of Principal Executive                      (Zip Code)
Offices)

(301) 617-4200
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(Registrant's telephone number,
including area code)

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


Item 5.  Other Events.

          On June 11, 1997, the registrant distributed the press release filed herewith as Exhibit 99.1 relating to the commencement of a private offering of units and certain other matters.

          On July 11, 1997, the registrant distributed the press release filed herewith as Exhibit 99.2 announcing the completion of the registrant's private offering of units and the commencement of its private offering of debt securities.

          On July 18, 1997, the registrant distributed the press release filed herewith as Exhibit 99.3 announcing the pricing of its private offering of debt securities.

          On July 23, 1997, the registrant distributed the press release filed herewith as Exhibit 99.4 announcing the completion of its private offering of 13-3/4% Senior Notes due 2007.


Item 7.  Financial Statements and Exhibits.

         (c)

Exhibit Number                                         Reference
--------------                                         ---------

(99) Additional Exhibits

     Press release dated June 11, 1997...............Exhibit 99.1
     Press release dated July 11, 1997...............Exhibit 99.2
     Press release dated July 18, 1997...............Exhibit 99.3
     Press release dated July 23, 1997...............Exhibit 99.4

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AMERICAN COMMUNICATIONS SERVICES, INC.
                               By
                                  /s/ Riley M. Murphy
Date: July 29, 1997            -------------------------
                               Riley M. Murphy, Executive Vice
                               President--Legal and Regulatory Affairs
                               and Secretary

                             EXHIBIT INDEX

EXHIBIT NO.
-----------


     99.1           Press release dated June 11, 1997
     99.2           Press release dated July 11, 1997
     99.3           Press release dated July 18, 1997
     99.4           Press release dated July 23, 1997

                                                         EXHIBIT 99.1


       AMERICAN COMMUNICATIONS SERVICES, INC. ("ACSI") ANNOUNCES
                PRIVATE EQUITY FINANCING AND BONDHOLDER
                         CONSENT SOLICITATION

          ANNAPOLIS JUNCTION, MD, June 11, 1997 -- American Communications Services, Inc., (Nasdaq:ACNS) announced today the commencement of a private offering to certain qualified investors (which is expected to include one of ACSI's principal common shareholders) of up to $75 million of units, consisting of redeemable preferred stock due 2008 and warrants to purchase shares of ACSI common stock. The exercise price of each warrant will be approximately 110% of the trading price of the ACSI common stock at the time of pricing, subject to adjustment.

          Simultaneously with the commencement of the private unit offering, ACSI is soliciting consents from the holders of each of its two outstanding public debt issues for, among other things, the incurrence by ACSI of additional indebtedness consisting of a new issue of ACSI unsecured notes. If these consents are obtained, ACSI plans shortly thereafter to commence a private debt offering yielding gross proceeds of $125 million to $150 million, which amount will depend on the amount of proceeds raised in the unit offering.

          The proceeds from the sale of the units will be used to fund sales, marketing and product development costs incurred in connection with the Company's growth, to expand voice and data networks, to fund negative operating cash flow and to pay in full all outstanding ordinary course trade accounts payable that are then more than 60 days overdue to cure a default under its two outstanding public debt issues.

          The units, the redeemable preferred stock and the warrants have not been registered under the Securities Act of 1933, as amended, may not be offered or sold within the United States absent registration or an available exemption from such registration requirements.

          This announcement does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.


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

                                                         EXHIBIT 99.2



            AMERICAN COMMUNICATIONS SERVICES, INC. ("ACSI")
            COMPLETES $75 MILLION PRIVATE UNIT OFFERING AND
                    ANNOUNCES PRIVATE DEBT OFFERING


          ANNAPOLIS JUNCTION, MD, July 11, 1997 - American Communications Services, Inc. (NASDAQ:ACNS) announced today that it completed a private offering yielding gross proceeds of $75 million of units, consisting of 14-3/4% redeemable preferred stock due 2008 and warrants to purchase shares of ACSI common stock to certain qualified investors. The exercise price per share of each warrant is $7.15. The warrants initially are exercisable for approximately 11% of ACSI common stock outstanding on a fully diluted basis and, based on the occurrence of certain contingencies, may be exercisable for approximately 13.5% of ACSI common stock outstanding on a fully diluted basis.


                                -more-

          ACSI also has obtained all necessary consents from the holders of its two outstanding public debt issues for, among other items, the incurrence by ACSI of additional indebtedness consisting of a new issue of ACSI unsecured notes. The Company has commenced a private offering of debt securities to certain qualified investors yielding up to $150 million gross proceeds to the Company (exclusive of any cash proceeds from the sale of such debt securities placed in escrow by the Company for the benefit of the purchasers of such debt securities). The proceeds from the unit offering, and the debt offering (if any), will be used to fund sales, marketing and product development costs incurred in connection with the Company's growth, to expand voice and data networks, to fund negative operating cash flow, to pay in full outstanding ordinary course trade accounts payable that are more than 60 days overdue and to pay the consent solicitation fee.

          The units, the redeemable preferred stock and the warrants have not been, and the debt securities, if issued and sold, will not be, registered under the Securities Act of 1933, as amended, and may not be offered or sold within the United States absent registration or an available exemption from such registration requirements.

          This announcement of the debt offering does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.

                                # # #

                                                        EXHIBIT 99.3

            AMERICAN COMMUNICATIONS SERVICES, INC. ("ACSI")
                     ANNOUNCES SENIOR NOTE PRICING


ANNAPOLIS JUNCTION, MD, JULY 18, 1997 - American Communications Services, Inc. (NASDAQ: ACNS) announced today that it has priced its private placement of Senior Notes due 2007, which, if consummated on Wednesday, July 23, 1997, as expected, would yield gross proceeds of $220 million, including $70 million of proceeds which will be placed in escrow to be used solely for the first five interest payments on the Notes or otherwise for the benefit of the holders of the Notes.

The notes will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration.

This announcement does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance to Rule 135c under the Securities Act of 1933, as amended.

                                 # # #

                                                        EXHIBIT 99.4


            AMERICAN COMMUNICATIONS SERVICES, INC. ("ACSI")
              COMPLETES PRIVATE PLACEMENT OF SENIOR NOTES


ANNAPOLIS JUNCTION, MD, JULY 23, 1997 - American Communications Services, Inc. (NASDAQ: ACNS) announced today that it has completed its private placement of 13-3/4% Senior Notes due 2007 yielding gross proceeds of $220 million, including $70 million of proceeds placed in escrow to be used solely to fund the first five interest payments on the Notes or otherwise for the benefit of the holders of the Notes. The Notes will bear interest at a rate of 13-3/4% per annuity, payable semi-annually in arrears on January 15 and July 15, commencing January 15, 1998.

The proceeds from the sale of the Notes will be utilized to fund the Company's continuing sales, marketing and product development costs, to expand its voice and data network infrastructure and fund negative operating cash flow.

The Notes will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration.

This announcement does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance to Rule 135c under the Securities Act of 1933, as amended.

American Communications Services, Inc. manages and operates its own local fiber network. The Company provides an alternative to the incumbent local telephone companies by offering dedicated access, local dial tone and advanced data and networking solutions to business customers in mid-sized markets principally throughout the southern half of the U.S. For more information about ACSI, contact www.acsi.net.

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